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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 2, 2004


                                 UGI CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
      PENNSYLVANIA                     1-11071                       23-2668356
(STATE OR OTHER JURISDICTION       (COMMISSION FILE              (I.R.S. EMPLOYER
      OF INCORPORATION)                NUMBER)                  IDENTIFICATION NO.)
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                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (610) 337-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR
    230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14a-12 UNDER THE EXCHANGE ACT (17 CFR
    240.14a-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14d-2(b) UNDER THE
    EXCHANGE ACT (17 CFR 240.14d-2(b))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13e-4(c) UNDER THE
    EXCHANGE ACT (17 CFR 240.13e-4(c))
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UGI Corporation                                                 Form 8-K
Page 2                                                          December 2, 2004


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

      ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      In a news release issued December 2, 2004, UGI Corporation announced the appointment of John L. Walsh, age 49, to the position of President and Chief Operating Officer effective no later than April 1, 2005. Mr. Walsh is currently Chief Executive of the Industrial and Special Products Division of The BOC Group plc (industrial gases business) and has been an Executive Director of BOC since 2001. He joined BOC in 1986 as Vice President - Special Gases and has held various senior management positions in BOC including President of Process Gas Solutions, North America (2000 to 2001) and President of BOC Process Plants (1996 to 2000). Prior to joining BOC, Mr. Walsh was a Vice President of the Company's industrial gas division prior to its sale to BOC in 1989. From 1981 until 1986, Mr. Walsh held several management positions with the Company. Mr. Walsh will join the Board of Directors of the Company at the time he assumes the position of President and Chief Operating Officer.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

      ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

             99.1 News release of UGI Corporation dated December 2, 2004.
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                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          UGI CORPORATION
                                          (REGISTRANT)


                                          By:   /s/ Margaret M. Calabrese
                                                --------------------------------
                                                Margaret M. Calabrese
                                                Secretary


Date:  December 2, 2004
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                                  EXHIBIT INDEX


The following exhibit is filed as part of this Report:




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EXHIBIT NO.       DESCRIPTION
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  99.1            News release of UGI Corporation dated December 2, 2004.
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